UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

ARK 21SHARES BITCOIN ETF

(Exact name of registrant as specified in its charter)

Delaware	001-41910	87-6497023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Madison Avenue, 6th Floor New York, New York	10022
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (646) 370-6016

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest of ARK 21Shares Bitcoin ETF	ARKB	Cboe BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Custodial Services Agreement

On December 12, 2025, ARK 21Shares Bitcoin ETF (the “Trust”) entered into a new custodial services agreement (the “Custodial Services Agreement”) with BitGo Trust Company, Inc., a South Dakota trust company (“BitGo”). Pursuant to the Custodial Services Agreement, BitGo will establish and maintain one or more segregated custody accounts, controlled and secured by BitGo, on its books for the receipt, safekeeping, and maintenance of the Trust’s bitcoin holdings. The Custodial Services Agreement requires the Trust to indemnify BitGo and certain of its affiliates and services providers in certain situations, including against certain losses arising or related to the Trust’s use of the services, breach of the Custodial Services Agreement or violation of applicable law. The Custodial Services Agreement also requires BitGo to maintain reasonable insurance policies and coverage. The Custodial Services Agreement commenced on December 12, 2025, and will continue for one year, unless earlier terminated in accordance with its terms or if either party notifies the other of its intention not to renew at least 30 days prior to the expiration of the then-current term. After the initial term, the Custodial Services Agreement will automatically renew for successive one-year periods, unless either party notifies the other of its intention not to renew with prior notice.

The sponsor of the Trust, 21Shares US LLC (the “Sponsor”), expects to utilize BitGo’s services to custody a portion of the Trust’s bitcoin beginning on or about the date of the Custodial Services Agreement.

The Trust’s existing custody arrangements with Coinbase Custody Trust Company, LLC, Anchorage Digital Bank N.A. and BitGo New York Trust Company, LLC (each a “Custodian” and together, the “Custodians”) are unaffected by the entry into the Custodial Services Agreement. The Sponsor anticipates utilizing the custodial services of each of the Custodians to provide custodial services for the Trust’s bitcoin.

The Sponsor will allocate the Trust’s bitcoin among the Custodians. In determining the amount and percentage of the Trust’s bitcoin to allocate to each Custodian, the Sponsor will consider (i) the concentration of the Trust’s bitcoin at each Custodian, (ii) the Sponsor’s assessment of the safety and security policies and procedures of each Custodian, (iii) the insurance policies of each Custodian, (iv) the fees and expenses associated with the storage of the Trust’s bitcoin at each Custodian, (v) the fees and expenses associated with the transfer to or from the accounts at each Custodian, and (vi) any other factor the Sponsor deems relevant in making the allocation determination. The Sponsor does not intend to disclose the amount or percentage of the Trust’s bitcoin held at any of the Custodians, and the Sponsor may change the allocation between the Custodians at any time in its sole discretion and without notice to shareholders of the Trust (the “Shareholders”). The fees and expenses associated with the transfer of bitcoin between the accounts at each Custodian will be borne by the Sponsor, not the Trust or the Shareholders. Transfers of bitcoin between the accounts at each Custodian will generally occur “on-chain” over the Bitcoin network. On-chain transactions are subject to all of the risks of the Bitcoin network, including the risk that transactions will be made erroneously and are generally irreversible.

The foregoing description is a summary, and does not purport to be a complete description, of the Custodial Services Agreement, and is qualified in its entirety by reference to the Custodial Services Agreement, dated December 12, 2025, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Authorized Participant Agreement

On December 16, 2025, the Trust entered into a new authorized participant agreement (the “Authorized Participant Agreement”) with Macquarie Capital (USA) Inc. (“Macquarie”), pursuant to which Macquarie has agreed to act as an authorized participant of the Trust. The Authorized Participant Agreement provides the procedures for the creation and redemption of blocks of 5,000 shares (“Baskets”) and for the delivery of the bitcoin required for such creation and redemption. The Authorized Participant Agreement differs from the Trust’s agreements with other authorized participants in that it allows for in-kind creation and redemption orders. In connection with each order by Macquarie to create or redeem one or more Baskets, unless waived by the Sponsor, the Sponsor shall charge a transaction fee. The Authorized Participant Agreement may be amended as mutually agreed by the parties, without the consent of any Shareholder. The procedures governing the order entry system may be amended by the Trust without the consent of Macquarie or any Shareholder. The Authorized Participant Agreement requires the Trust to indemnify Macquarie and certain of its affiliates in certain situations, including against certain losses arising or related to untrue or alleged untrue statements of material fact under the Registration Statement and Prospectus (as defined therein), breach of the Authorized Participant Agreement or violation of applicable law. The Authorized Participant Agreement continues indefinitely, unless earlier terminated in accordance with its terms.

The foregoing description is a summary, and does not purport to be a complete description, of the Authorized Participant Agreement, and is qualified in its entirety by reference to the Form of Master Authorized Participant Agreement, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	BitGo Custodial Services Agreement.
10.2	Form of Master Authorized Participant Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2025	ARK 21SHARES BITCOIN ETF

21Shares US LLC, as Sponsor of ARK 21Shares Bitcoin ETF

	By:	/s/ Duncan Moir
	Name	Duncan Moir
	Title:	President

3